                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        MFS(R) INTERMEDIATE INCOME TRUST
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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

                                   M F S(R)
                             INVESTMENT MANAGEMENT


                         MFS INTERMEDIATE INCOME TRUST
               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS, 02116

September 15, 2008

Dear Shareholder:

The fund's annual meeting of shareholders on October 9, 2008 is approaching. We urge you to immediately vote the enclosed WHITE PROXY CARD to re-elect J. Atwood Ives, William R. Gutow, Michael Hegarty, and Robert W. Uek as Trustees of the Trust and to vote AGAINST a shareholder proposal that the Board of Trustees adopt a policy to conduct periodic tender offers for shares of the Trust.

Your Trustees are independent, highly qualified and experienced in overseeing closed-end funds. They have a proven track record of protecting the long-term interests of all shareholders. Under their direction the fund has delivered strong total returns to shareholders and implemented strategies to reduce the discount.

You may receive another proxy card from an investment adviser, Karpus Management, Inc., seeking board seats. Karpus is an activist hedge fund manager. We urge you not to vote their proxy as we believe their interests are entirely self-motivated and inconsistent with yours.

WE ASK YOU TO SUPPORT YOUR BOARD OF TRUSTEES. PLEASE DISCARD ANY GREEN PROXY CARD SENT TO YOU BY KARPUS.

WHY YOU SHOULD VOTE FOR YOUR BOARD:

o Your fund has delivered strong performance for shareholders. The fund has OUTPERFORMED its benchmark comparison, the Lipper General Bond Fund - Closed End average, over the previous one and three year periods. Your Board is FOCUSED ON SUSTAINABLE AND LONG-TERM PERFORMANCE and is proud of the fund's strong track record, which benefits ALL shareholders.

   |X| The following table shows the average annual total investment return of your fund (measured at net asset value (NAV) and market price) over the one- and three-year periods ended July 31, 2008.(1) In each period, your fund has outperformed the average of similar closed-end bond funds as measured by Lipper, Inc. (an independent provider of mutual fund data).

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                                              1 YEAR              3 YEARS
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                                                   Market                Market
                                           NAV     Value       NAV        Value
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MFS Intermediate Income Trust              6.21%   9.63%      4.01%     4.54%
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Lipper General Bond Fund - Closed End      2.65%   1.87%      3.36%     1.31%
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--------------------
(1) Total returns as of July 31, 2008, based on market price and NAV. The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

o The Board is working for you and ALL shareholders. Your Board has TAKEN ACTIONS to enhance net asset value and narrow the discount, demonstrating your Board's commitment to achieving the fund's investment objective and long-term interests of all shareholders.

   |X| Your Board adopted a level distribution policy in October of 2007 which calls for annual distributions to shareholders of 8.5% of the net asset value of the fund. This move was hailed by Karpus as "an effective means of narrowing a fund's discount to net asset value." Karpus admitted that the "Board's actions reflect their commitment to [the fund's] discount to net asset value."

   |X| Since the distribution policy became effective on January 1, 2008, the fund's discount to net asset value has decreased by more than a third, from 13.76% to 8.21%.(2)

   |X| Your Board has implemented strategies to increase the fund's share price and reduce the discount, and is committed to considering new strategies to further enhance shareholder value. Your Board will only implement additional strategies that it believes are in the best long term interests of ALL shareholders.

         YOUR BOARD IS PROTECTING THE FUND FOR YOUR LONG-TERM INTERESTS

WHY YOU SHOULD NOT VOTE FOR KARPUS'S CANDIDATES:

o Karpus's short term interests are not aligned with the interests of all shareholders. Karpus's strategies are not designed to enhance long-term performance.

   |X| In letters to the Board, Karpus has repeatedly urged us to commence a significant share buyback and was dismissive of the potentially damaging consequences of reducing the fund's assets.

   |X| Karpus is a SELF-INTERESTED ACTIVIST looking for a quick profit. Within the past year, Karpus has more than doubled its holdings in the fund, purchasing shares below NAV, and is now trying to coerce your Board into adopting a strategy that would enable Karpus to cash-out at a profit, regardless of that strategy's adverse effects on the fund's remaining shareholders or its long-term efficacy in narrowing the discount.

o Karpus's annual tender offer strategy is NOT effective and is NOT in your long-term interests. The primary benefit of the type of share buybacks proposed by Karpus is to provide short-term liquidity at a price close to net asset value. However, such a strategy rarely narrows the discount on a sustained basis and often causes other problems for the fund and its long-term shareholders (such as increasing expenses and hurting long-term performance).

   |X| We believe such a strategy would be ineffective in narrowing the discount over the long-term for your fund.

----------------
(2) As of December 31, 2007, the fund's discount to net asset value was 13.76%. As of September 11, 2008, the discount was 8.21%.

o Karpus's trustee candidates are inexperienced and we believe will represent Karpus's interest, not the interests of long-term shareholders.

   |X| The Board gave every opportunity to the Karpus candidates to demonstrate their capabilities and qualifications. A sub-committee of the Board's Nomination and Compensation Committee offered to interview each of Karpus's candidates. One of the candidates was unavailable to interview with the sub-committee on any of the three dates offered, even after the sub-committee offered to conduct the interview via videoconference. Another candidate did not respond to the sub-committee's request for additional information and was not interviewed. The other two candidates were interviewed on August 1, 2008 by the sub-committee. After careful consideration of each candidate's background and experience, three members of the sub-committee and five members of the full committee (none of whom are up for re-election and all of whom are independent Trustees) came to the conclusion that each of Karpus's candidates IS JUST NOT QUALIFIED.

   |X| None of Karpus's candidates has any experience serving as a trustee of a closed-end fund that invests in public securities. IN FACT, ONLY ONE OF KARPUS'S CANDIDATES HAS EVER SERVED ON THE BOARD OF ANY PUBLIC COMPANY AT ALL.

   |X| We believe that, if elected, Karpus's candidates will work to implement
       Karpus's short-term strategies at the expense of the fund's long-term shareholders. In fact, the one Karpus candidate who has ever served on the board of any public company at all, Mr. Orvieto, served only until Karpus cashed out its investment.

   |X| Your Trustees who are up for reelection are experienced. And they have been active Trustees - working hard for ALL shareholders.

      IF YOU VALUE STRONG PERFORMANCE AND A LONG-TERM APPROACH INTENDED TO
        ENHANCE VALUE FOR ALL SHAREHOLDERS - VOTE THE WHITE PROXY CARD!

YOUR BOARD STRONGLY URGES YOU NOT TO SIGN ANY GREEN PROXY CARD YOU MAY RECEIVE FROM KARPUS. Instead, your Board urges you to sign and date the WHITE PROXY CARD enclosed with this letter and return it in the envelope provided.

   |X| Even if you have previously signed a Karpus proxy card, you should sign, date and return the enclosed WHITE PROXY CARD. You have the right to change your vote and only your latest dated proxy vote counts.

   |X| If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year (as it has in past routine annual meetings) unless you complete, sign and return the enclosed WHITE PROXY CARD.

   |X| Please do not send back any green proxy card you receive, even to vote against the Karpus candidates. Doing so will cancel any prior vote you cast for your Board. Please return only the WHITE PROXY CARD.

Thank you for your time and attention.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

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   If you have questions or need assistance voting your shares, please call:

                                THE ALTMAN GROUP

                        1200 Wall Street West, 3rd Floor
                              Lyndhurst, NJ 07071
                           (866) 207-3648 (TOLL FREE)

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ADDITIONAL INFORMATION

On August 21, 2008, your fund filed with the Securities and Exchange Commission
(SEC) and began mailing to shareholders a notice of annual meeting and a definitive proxy statement, together with a WHITE PROXY CARD that can be used to elect your trustee nominees and to vote upon all the proposals expected to be presented at the annual meeting. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE 2008 ANNUAL MEETING OF SHAREHOLDERS. Shareholders can obtain additional copies of the notice of annual meeting and proxy statement, including the WHITE PROXY CARD, and other documents filed by the fund with the SEC when they become available, by contacting the fund at MFS Intermediate Income Trust, 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at (617) 954-5182. Copies of the proxy materials may also be requested by contacting our proxy solicitor, The Altman Group, toll-free at (866) 207-3648. In addition, documents filed with the SEC by the fund are available free of charge at the SEC's website at http://www.sec.gov. Your fund and its trustees and executive officers may be deemed to be participants in the solicitation of the fund's shareholders in connection with its 2008 annual meeting of shareholders. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the definitive proxy statement.

M F S(R)                        MFS INVESTMENT MANAGEMENT
INVESTMENT MANAGEMENT           MFS(R) INTERMEDIATE INCOME TRUST
                                500 Boylston Street, Boston, Massachusetts 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 10:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

                                YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE
                                YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

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                        MFS(R) INTERMEDIATE INCOME TRUST
       2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET! Please be sure to sign and date ------------------------------------------- this proxy. Please sign exactly as your name appears on this proxy.
CALL:   TO VOTE YOUR PROXY BY PHONE, CALL    When shares are held by joint
        1-866-458-9858 AND ENTER THE         tenants, both should sign. When
        12-DIGIT CONTROL NUMBER FOUND ON     signing as attorney, executor,
        THE REVERSE SIDE OF THIS PROXY       administrator, trustee, or
        BALLOT. THIS TOUCH-TONE VOTING LINE  guardian, please give full title
        IS AVAILABLE 24 HOURS A DAY, SEVEN   as such. If a corporation, please
        DAYS A WEEK.                         sign in full corporate name by
                                             president or other authorized
LOG-ON: TO VOTE ON THE INTERNET GO TO        officer. If a partnership, please
        WWW.PROXYONLINE.COM AND ENTER THE    sign in partnership name by
        12-DIGIT CONTROL NUMBER FOUND ON     authorized person.
        THE REVERSE SIDE OF THIS PROXY
        BALLOT.                              PLEASE MARK YOUR VOTE ON THE
                                             ----------------------------
MAIL:   TO VOTE YOUR PROXY BY MAIL, CHECK    REVERSE OF THIS PROXY BALLOT.
        THE APPROPRIATE VOTING BOX ON THE    -----------------------------
        REVERSE SIDE OF THIS PROXY BALLOT,
        SIGN AND DATE THE BALLOT AND RETURN
        IT IN THE ENCLOSED POSTAGE-PAID      -----------------------------------
        ENVELOPE OR MAIL TO: THE ALTMAN      Shareholder sign here
        GROUP, P.O. BOX 238, LYNDHURST,
        NJ 07071.
                                             -----------------------------------
                                             Joint owner sign here


                                             -----------------------------------
                                             Date:

                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

MFS(R) INTERMEDIATE INCOME TRUST
                                                              CONTROL NUMBER

                                                               123456789123

  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS
        MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.




               THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                     IN FAVOR OF ITEM 1 AND AGAINST ITEM 2
                     --------               -------


PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

                           PROPOSALS               FOR                  WITHHOLD

1. ELECTION OF DIRECTORS:

01 - J. Atwood Ives                                [ ]                     [ ]

02 - William R. Gutow                              [ ]                     [ ]

03 - Michael Hegarty                               [ ]                     [ ]

04 - Robert W. Uek                                 [ ]                     [ ]

                                                   FOR      AGAINST      ABSTAIN

2. To act upon, if properly presented at the       [ ]        [ ]          [ ]
Meeting, a shareholder proposal that the Board of Trustees adopt a policy to conduct periodic tender offers for shares of the Trust.

3. To transact such other business as may properly come before the Meeting and any adjournments thereof.




(BARCODE HERE)                     (TAGID HERE)                     (CUSIP HERE)